For Immediate Release Thursday, October 6, 2011

SPARTECH PROVIDES CURRENT INVESTOR PRESENTATION
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St. Louis, Missouri, September 7, 2011 - Spartech Corporation (NYSE:SEH), a leading producer of plastic sheet, compounds, and packaging solutions, announced that it has posted its standard investor presentation on the Investors section of its website.

In conjunction with posting of the presentation it provides the following updates or reiterations from the information shared on its third quarter earnings call:

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Sales volumes generally follow a typical seasonality in our fourth quarter which can see a 5% sequential decline. Our September sales volumes have remained stable and are showing typical seasonal trends that improve from August to September.

•	Resin prices have stabilized and currently show some potential for declining. We remain in a dynamic raw materials market that can change quickly.

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We continue to emphasize a back to basics culture as we move forward in the execution of our six key priorities. We have completed several back to basics launches within our Custom Sheet & Rollstock segment and are seeing a positive impact on engagement and involvement of our employees in key operating metrics.

Spartech's fiscal year ends on October 29, 2011 and it will report its fiscal year results and hold a conference call with investors and financial analysts on December 14, 2011.

Spartech Corporation is a leading producer of plastic products including polymeric compounds, concentrates, custom extruded sheet and rollstock products and packaging technologies for a wide spectrum of customers.  The Company's three business segments, which operate facilities in the United States, Mexico, Canada, and France, annually process approximately one billion pounds of plastic resins, specialty plastic alloys, and color and specialty compounds.

Cautionary Statements Concerning Forward-Looking Statements

Statements in this press release that are not purely historical, including statements that express the Company's belief, anticipation or expectation about future events, are forward-looking statements. “Forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relate to future events and expectations and include statements containing such words as “anticipates,” “believes,” “estimates,” “expects,” “would,” “should,” “will,” “will likely result,” “forecast,” “outlook,” “projects,” and similar expressions. Forward-looking statements are based on management's current expectations and include known and unknown risks, uncertainties and other factors, many of which management is unable to predict or control, that may cause actual results, performance or achievements to differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ from our forward-looking statements are as follows:

(a)	Adverse changes in economic or industry conditions, including global supply and demand conditions and prices for products of the types we produce

(b)	Our ability to compete effectively on product performance, quality, price, availability, product development, and customer service

(c)	Adverse changes in the markets we serve, including the packaging, transportation, building and construction, recreation and leisure, and other markets, some of which tend to be cyclical

(d)
Volatility of prices and availability of supply of energy and raw materials that are critical to the manufacture of our products, particularly plastic resins derived from oil and natural gas, including future impacts of natural disasters

(e)	Our inability to manage or pass through to customers an adequate level of increases in the costs of materials, freight, utilities, or other conversion costs

(f)	Our inability to achieve and sustain the level of cost savings, productivity improvements, gross margin enhancements, growth or other benefits anticipated from our improvement initiatives

(g)	Our inability to collect all or a portion of our receivables with large customers or a number of customers

(h)	Loss of business with a limited number of customers that represent a significant percentage of our revenues

(i)	Restrictions imposed on us by instruments governing our indebtedness, the possible inability to comply with requirements of those instruments and inability to access capital markets

(j)	Possible asset impairments

(k)
Our inability to predict accurately the costs to be incurred, time taken to complete, operating disruptions therefrom, potential loss of business or savings to be achieved in connection with announced production plant consolidations and line moves

(l)	Adverse findings in significant legal or environmental proceedings or our inability to comply with applicable environmental laws and regulations

(m)	Our inability to develop and launch new products successfully

(n)	Possible weaknesses in internal controls

We assume no responsibility to update our forward-looking statements.

Company Contacts:

Victoria M. Holt
President and Chief Executive Officer
(314) 721-4242
Randy C. Martin
Executive Vice President and Chief Financial Officer
(314) 721-4242